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                                                                   Exhibit 10.17

                                      NOTE

$1,100,000.00

                                                           Earlysville, Virginia
                                                                    May 17, 1994

          FOR VALUE RECEIVED, the undersigned, AEROSONIC CORPORATION, a Delaware corporation authorized to do business in the State of Florida ("Aerosonic") and AVIONICS SPECIALTIES, INC., a Virginia corporation ("Avionics") (Aerosonic and Avionics, jointly and severally, will be sometimes collectively referred to below as the "Borrower") promises to pay to the order of BARNETT BANK OF PINELLAS COUNTY, a Florida banking corporation (the "Lender"), the principal sum of ONE MILLION ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($1,100,000.00), together with interest on the principal balance remaining unpaid from time to time at the rates set forth below.

          Term. Except as provided in the next following paragraph, which shall control and prevail, the term of this Note shall be from the date of this Note through and including the date exactly fifteen (15) years from the date hereof (the "Term"). The last day of the Term will be sometimes referred to below as the "Maturity Date". The Term is comprised of two distinct loan periods, namely the "Fixed Rate Period" and the "Variable Rate Period". The Fixed Rate Period shall commence on the date of this Note and extend through and including the day immediately preceding the date that is exactly sixty (60) months following the date of this Note. The Variable Rate Period shall commence on the day following the last day of the Fixed Rate Period (the "Variable Rate Period Commencement Date") and shall end on the Maturity Date.

          Demand Option. Notwithstanding the provisions of the paragraph next above, or in anything contained in this Note to the contrary, all parties hereto acknowledge and agree that the Lender shall have the absolute right to demand repayment in full of this Note on May 17, 2001 (the "Demand Date"). The sole condition precedent for Lender's exercise of its right to demand repayment of this Note on the Demand Date shall be the sending of written notice by Lender to Borrower demanding repayment of this Note, which written notice must be posted in the U.S. Mail on or before January 17, 2001. Upon fulfillment of that condition precedent by Lender, the Maturity Date of this Note shall be the Demand Date. Should Lender fail to fulfill that condition precedent as aforesaid, the Maturity Date of this Note shall be and remain the Maturity Date set forth in the paragraph next above.

                                      Signed for Identification


                                      By: /s/ David S. Goldman
                                          --------------------------------------
                                          The President of Aerosonic Corporation

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          Interest. The principal balance of this Note remaining unpaid from time to time shall bear interest at the following rates:

               (i) Fixed Rate Period. The principal balance shall bear interest from the date of this Note through and including the last day of the Fixed Rate Period at the rate of seven and one half percent (7 1/2%) per annum.

               (ii) Variable Rate Period. The principal balance remaining unpaid from time to time during the Variable Rate Period shall bear interest from the Variable Rate Period Commencement Date thorough and including the last day that all indebtedness evidenced, hereby is paid in full at the rates per annum equal to ONE PERCENT (1%) over the prime rate (the "Prime Rate") announced or published by BARNETT BANKS, INC., (the "Prime Rate Lender") from time to time, to be adjusted daily as and when the Prime Rate is adjusted. In the event the Prime Rate Lender shall cease or fail to announce or publish a Prime Rate, regardless of the reason thereof, then the Lender may utilize the Prime Rate announced or published by any other nationally known financial institution for purposes of determination of the interest rate for the remainder of the Term. In the event that all nationally known financial institutions shall cease or fail to announce or publish a Prime Rate, regardless of the reasons therefor, then the Lender shall select a comparable national index, and if no comparable national index is available, then Lender shall establish the interest rate for the remainder of the Term.

          Prime Rate. The term "Prime Rate" shall mean the annual rate of interest announced from time to time by the Prime Rate Lender. The Prime Rate is a reference rate for the information and use of the Prime Rate Lender in establishing the actual rates to be charged its borrowers. It is not intended to and does not represent the best or lowest rate of interest available to any borrower or class of borrowers.

          Payments. Principal plus interest shall be due and payable and shall be paid at Post Office Box 12288, St. Petersburg, Florida 33733-2288, ATTN:
Commercial Loan Department, or at such other place as the Lender may designate from time to time as follows:

               (i) Monthly Payment. Except as provided in the paragraph captioned "Demand Option" above, which shall control and prevail, all times during the Fixed Rate Period and Variable Rate Period, principal plus interest shall be due and payable in equal monthly installments of principal in the amount of SIX THOUSAND ONE HUNDRED ELEVEN

                                      Signed for Identification


                                      By: /s/ David S. Goldman
                                          --------------------------------------
                                          The President of Aerosonic Corporation

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AND NO/100 DOLLARS ($6,111.00) each, together with all accrued interest thereon, commencing on the date exactly one (1) month following the date of this Note, and on the same day of each succeeding month thereafter through and including the same day of the month next preceding the Maturity Date.

               (ii) Maturity Date. On the Maturity Date, all indebtedness evidenced by this Note (whether unpaid principal, accrued interest or otherwise) that remains unpaid shall be due and payable and shall be paid.

Each installment of principal plus interest under subparagraph (i) above shall be credited first on account of the interest then accrued on said principal remaining unpaid and then in reduction of said unpaid principal.

          Manner of Calculation. Interest shall be calculated on the basis of a three hundred sixty (360) day year for actual days elapsed. Interest will be charged on the principal balance of the loan that remains outstanding from time to time.

          Late Charge. Any installment not received within fifteen (15) days when due shall be subject to, and it is agreed that the Lender shall collect thereon and therewith a "late charge" in the amount of five percent (5%) of the payment upon each such delinquent installment. Said "late charge" shall be immediately due and payable and shall be paid by the Borrower without notice or demand of the holder hereof.

          Prepayment. Except as provided below, Borrower shall have the option of prepaying all of the principal of this Note at any time during the term of this Note without premium, penalty or charge. Provided, however, there shall be a prepayment penalty of one percent (1%) of the then outstanding principal balance of this Note if this Note is refinanced, in whole or in part, with another lending institution prior to the Maturity Date. The Lender may require any partial prepayments to be made on the date monthly installments are due hereunder. Any partial prepayment shall be applied against the principal amount outstanding and shall not postpone the due date of any subsequent monthly installment or change the amount of such installments, unless the Lender shall otherwise agree in writing. In the event of any full prepayment, all accrued interest and other charges evidenced by this Note and the instruments of security for this Note shall be paid at the same time as such prepayment.

                                      Signed for Identification


                                      By: /s/ David S. Goldman
                                          --------------------------------------
                                          The President of Aerosonic Corporation

                                       3

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          Consent and Waiver. Each Obligor (which term shall mean and include the Borrower, each endorser, and all others who may become liable for all or any part of the obligations evidenced and secured hereby), does hereby, jointly and severally: (a) consent to any forbearance or extension of the time or manner of payment hereof and to the release of all or any part of any security held by the Lender to secure payment of this Note and to the subordination of the lien of the mortgage and any other instrument of security securing this Note as to all or any part of the property encumbered thereby, all without notice or consent of that party; (b) agree that no course of dealing or delay or omission or forbearance on the part of the Lender in exercising or enforcing any of its rights or remedies hereunder or under any instrument securing this Note shall impair or be prejudicial to any of the Lender's rights and remedies hereunder or to the enforcement hereof and that the Lender may extend or postpone the time and manner of payment and performance of this Note and any instrument securing this Note, may grant forbearances and may release, wholly or partially, any security held by the Lender as security for this Note and release, partially or wholly, any person or party primarily or secondarily liable with respect to this Note, all without notice to or consent by any party primarily or secondarily liable hereunder and without thereby releasing, discharging or diminishing its rights and remedies against any other party primarily or secondarily liable hereunder; and (c) except as otherwise set forth in this Note and the instruments of security for this Note, waive notice of acceptance of this Note, notice of the occurrence of any default hereunder or under any instrument securing this Note and presentment, demand, protest, notice of dishonor and notice of protest and notices of any and all action at any time taken or omitted by the Lender in connection with this Note or any instrument securing this Note and waives all requirements necessary to hold that party to the liability of that party.

          Cross Default. A default under this Note shall be and constitute a default under any and all other notes or other evidence of indebtedness and any instruments of security therefor in which an Obligor is liable and of which the Lender is the holder. A default under any other notes or other evidence of indebtedness and any instrument of security therefor in which an Obligor is liable and the Lender is the holder shall constitute a default under this Note and the instruments of security therefor. The Lender is hereby granted a lien upon and a security interest in all property of each Obligor now or at any time hereafter in the possession of the Lender in any capacity whatsoever, including but not limited to any balance or share of any deposit, trust or agency account as security for the payment of this Note, and the Lender is hereby authorized upon default to apply, on or after maturity (whether by acceleration or otherwise) to the payment of this debt any such funds or property in possession of the Lender belonging to each Obligor, in such order of application as Lender

                                      Signed for Identification


                                    By: /s/ David S. Goldman
                                        ----------------------------------------
                                        The President of Aerosonic Corporation

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may from time to time elect, without advance notice.

          Events of Default. The happening of any of the following events shall constitute a default hereunder: (a) failure of any Obligor to pay any principal, interest or any other sums required hereunder when due under this Note; or (b) a default shall occur in any instrument securing this Note or in any other instrument executed in connection with the Loan evidenced hereby, which is not cured within the applicable curative period set forth in such instruments.

          Acceleration. If a default shall occur hereunder which is not cured within thirty (30) days or more, then at the option of the Lender, the entire principal sum then remaining unpaid and accrued interest shall immediately become due and payable without notice or demand, and said principal shall bear interest from such date at the highest legal rate permitted by law, from time to time, to be charged by Lender; it being agreed that interest not paid when due shall, at the option of the Lender, draw interest at the rate provided for in this paragraph. Failure to exercise the above options shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

          Attorneys' Fees. All parties liable for the payment of this Note agree to pay the Lender reasonable attorneys' fees and costs, whether or not an action be brought, for the services of counsel employed after maturity or default to collect this Note or any principal or interest due hereunder, or to protect the security, if any, or enforce the performance of any other agreement contained in this Note or in any instrument of security, executed in connection with this Loan, including costs and attorneys' fees on any appeal, or in any proceedings under the National Bankruptcy Code or in any post judgment proceedings. Notwithstanding anything contained in this Note, the instruments of security, or any other documents executed in connection therewith to the contrary, the Borrower hereby expressly waives its statutory right under Section 57.105(2) of the Florida Statutes to receive attorneys' fees in any cause of action or other litigation based in whole or in part, directly or indirectly, upon the foregoing documents. Such waiver by the Borrower constitutes a material inducement for the Lender to make the Loan to the Borrower.

          Set Off. The Obligors shall have no right of set off against the Lender under this Note or under any instruments securing this Note or executed in connection with the Loan evidenced hereby. The Lender, however, shall have the right, immediately and without further action by it, to set off against this Note all money owed by the Lender in any capacity to each or any Obligor, whether or not due.

                                    Signed for Identification


                                    By: /s/ David S. Goldman
                                        ----------------------------------------
                                        The President of Aerosonic Corporation

                                       5

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          Waiver of Jury Trial. Borrower hereby voluntarily and irrevocably waives the right to a trial by jury in connection with any litigation, action or cause of action arising out of or by virtue of: (i) this instrument; or (ii) any other agreement or document executed or contemplated to be in connection with the loan evidenced or secured hereby, or incident hereto (the "Loan"); or (iii) any course of conduct, course of dealing, representation, statement or other action of any party in connection with the Loan. The parties to the Loan have discussed this waiver, have agreed that it is an essential and material part of their agreement concerning the Loan, and that no officer or representative of Lender has the authority to modify, orally or in writing, the terms of this paragraph. This agreement shall be binding on the Borrower, and, if applicable, on all Obligors as defined herein, and constitutes a material inducement for Lender entering into the Loan transaction.

          Florida Law. This Note is executed under seal and constitutes a contract under the laws of the State of Florida, and shall be enforceable in a Court of competent jurisdiction in the State of Florida and/or the State of Virginia (as determined by Lender), regardless of the State in which this Note is being executed.

          Headings. The headings of the paragraphs contained in this Note are for convenience of reference only and do not form a part hereof and in no way modify, interpret or construe the meaning of the parties hereto.

          Identification. This Note consists of eight (8) pages, all but the last three (3) of which have been signed only for identification by the President of Aerosonic Corporation.

          THE UNDERSIGNED ACKNOWLEDGE THAT THE LOAN EVIDENCED HEREBY IS FOR COMMERCIAL PURPOSES ONLY AND NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES.

Signed, sealed and delivered
in the presence of:

                                    AEROSONIC CORPORATION, a Delaware
                                    corporation authorized to do business in the State of Florida


/s/ M. P. Freeman                   By: /s/ David S. Goldman
------------------------------          ----------------------------------------
M. P. Freeman                       David S. Goldman, Its President


/s/ David Baldini                   (CORPORATE SEAL)
------------------------------
As to Borrower   David Baldini

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                                    AVIONICS SPECIALTIES, INC., a Virginia
                                    corporation


/s/ M.P. Freeman                    By: /s/ David S. Goldman
--------------------------------        ----------------------------------------
 M.P. Freeman                           David S. Goldman, Chairman of the Board


/s/ David Baldini                      (CORPORATE SEAL)
--------------------------------
As to Borrower     David Baldini

STATE OF Virginia     )
COUNTY OF Albemarle   )

          The foregoing instrument was acknowledged before me this 17th day of May, 1994, by DAVID S. GOLDMAN, the President of AEROSONIC CORPORATION, a Delaware corporation authorized to do business in the State of Florida, on behalf of the corporation, who is personally known to me or who has produced (TYPE OF IDENTIFICATION: _______________________) as identification.


                                    /s/ David L. Morris
                                    --------------------------------------------
                                    SIGNATURE

                                    David L. Morris
                                    --------------------------------------------
                                    NAME LEGIBLY PRINTED.
                                    TYPEWRITTEN OR STAMPED

         (SEAL)                     NOTARY PUBLIC

My Commission Expires:
MY COMMISSION EXPIRES JAN. 31, 1997

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STATE OF Virginia     )
COUNTY OF Albemarle   )

          The foregoing instrument was acknowledged before me this 17th day of May, 1994, by DAVID S. GOLDMAN, the Chairman of the Board of AVIONICS SPECIALTIES, INC., a Virginia corporation, on behalf of the corporation, who is personally known to me or who has produced (TYPE OF IDENTIFICATION:
_______________________________) as identification.


                                    /s/ David L. Morris
                                    --------------------------------------------
                                    SIGNATURE

                                    David L. Morris
                                    --------------------------------------------
                                    NAME LEGIBLY PRINTED.
                                    TYPEWRITTEN OR STAMPED

         (SEAL)                     NOTARY PUBLIC

My Commission Expires:
MY COMMISSION EXPIRES JAN. 31, 1997

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